ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                    SUPPLEMENT, DATED OCTOBER 31, 2002 TO THE
         AIM LIFETIME PLUS VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 2002

The purpose of this supplement is to correct a printing error in the above-referenced prospectus for the AIM Lifetime Plus Variable Annuity contract ("Contract") offered by Allstate Life Insurance Company of New York. Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied or preceded by a current prospectus for the Contract. The terms we use in this supplement have the same meanings as in the prospectus for the Contract.

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EXCESSIVE TRADING LIMITS

For Contracts issued on or after May 1, 2000, we reserve the right to limit transfers in any Contract year, or to refuse any transfer request for a Contract Owner or certain Contract Owners, if:

         o we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract Owners; or

         o we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.